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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549

                     _______________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 8, 1994
                                                (July 25, 1994)


                      NEW PLAN REALTY TRUST
_________________________________________________________________
       (Exact Name of Registrant as Specified in Charter)


      Massachusetts               0-7532            13-1995781
_________________________________________________________________
(State or Other Jurisdiction   (Commission         (IRS Employer
     of Incorporation)         File Number)        Identification
                                                        No.)


1120 Avenue of the Americas, New York, New York        10036
_________________________________________________________________
   (Address of Principal Executive Offices)          (Zip Code)


                         (212) 869-3000
_________________________________________________________________
       Registrant's telephone number, including area code


_________________________________________________________________

  (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition and Disposition of Assets

     Since the last Form 8-K filed by New Plan Realty Trust (the
"Company") dated July 14, 1994, the Company has made the following acquisitions, each of which occurred on July 25, 1994:

     The Company acquired The Pines Apartments, located in
Clarksville, Indiana, from HEBCO, a partnership.  The Pines
Apartments is a residential apartment complex consisting of 224 apartment units on approximately 10.5 acres. The Pines
Apartments is currently 95.5% occupied.

     The Company acquired Cedar Village Apartments, also located in Clarksville, Indiana, from HEBCO. Cedar Village Apartments is a residential apartment complex consisting of 170 apartment units on approximately 10.7 acres. Cedar Village Apartments is currently 91.6% occupied.

     The Company acquired Paddock Place Apartments, also located in Clarksville, Indiana, from HEBCO. Paddock Place Apartments is a residential apartment complex consisting of 240 apartment units on approximately 10.7 acres. Paddock Place Apartments is currently 98.8% occupied.

Item 7.  Financial Statements, Pro Forma Financial Statements and
Exhibits.

     (a) and (b)    Financial Statements of Businesses Acquired
                    and Pro Forma Financial Information.

     The aggregate purchase price of the three acquired properties (collectively, the "Properties") described in Item 2 above was approximately $15,310,000 million, all of which was paid by the Company in cash. The purchase price of the Properties, individually and in the aggregate, represents less than 10% of the total unaudited assets of the Company.

     However, because the Properties when added to prior unaudited acquisitions exceeds 10% of the unaudited assets of the Company, audited statements of revenues and certain operating expenses relative to the Properties and pro forma condensed financial information reflecting the acquisition of the Properties will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this report on Form 8-K.

     (c)  Exhibits

     None
                           SIGNATURES
                           __________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 1994

                         NEW PLAN REALTY TRUST


                         By:   /s/ Michael I. Brown
                            _________________________________
                            Michael I. Brown
                            Chief Financial Officer
                              and Controller